UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2007
PRAXAIR, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or Other jurisdiction of incorporation)

1-11037 (Commission File Number)	06-124-9050 (IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT (Address of principal executive offices)	06810-5113 (Zip Code)
(203)837-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 23, 2007, the Board of Directors of Praxair, Inc. (“Praxair”) elected Edward G. Galante a director of Praxair and a member of the Board’s Compensation and Management Development Committee and the Governance and Nominating Committee, in each case effective December 1, 2007. Mr. Galante will be entitled to participate in the non-management director compensation arrangements described under the caption “Director Compensation-director compensation program” in Praxair’s 2007 proxy statement dated March 15, 2007, including a pro-rata 2007 equity grant to be made in accordance with Section 5.6 of the 2005 Equity Compensation Plan for Non-Employee Directors of Praxair (filed as Exhibit 10.04 to Praxair’s Form 8-K dated April 29, 2005).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant
Date: October 26, 2007	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel and Secretary